Exhibit 10.1

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED AGREEMENT

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED AGREEMENT (this “Amendment No. 1”) is made effective as of May 27, 2009 (this “Amendment No. 1 Effective Date”) by and between TEKMIRA PHARMACEUTICALS CORPORATION (formerly INEX PHARMACEUTICALS CORPORATION), a company duly incorporated under the laws of British Columbia having an office at #200 – 8900 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 5J8 (“TEKMIRA”) and HANA BIOSCIENCES, INC., a company duly incorporated under the laws of Delaware having an office at 7000 Shoreline Court, Suite 370, South San Francisco, CA 94080, U.S.A. (“HANA”) (each of HANA and TEKMIRA a “Party,” and collectively, the “Parties”).

BACKGROUND

A.           HANA and TEKMIRA have entered into that certain Amended and Restated Agreement by and between the Parties effective as of April 30, 2007 (the “Restated Agreement”).

B.           The Parties wish to enter into an amendment to the Restated Agreement in order to amend certain rights and obligations therein, including, without limitation to (i) delay certain milestone payments due to Tekmira in consideration for increasing later-stage milestone payments, and (ii) modify certain terms relating to Licensing/Sublicensing Revenue payable to Tekmira all on the terms and conditions set forth herein below.

C.           The Parties agree that in connection with this Amendment No. 1, the Parties will also amend the UBC Sublicense Agreement to conform with the amendments to the Restated Agreement made herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Definitions.  All capitalized terms not defined in this Amendment shall have the meanings given to them in the Restated Agreement.

2.           References to Inex.  “Tekmira Pharmaceuticals Corporation” or “TEKMIRA” acquired the business of INEX in 2007.  As such, all references to “Inex Pharmaceuticals Corporation” or “INEX” are deleted in their entirety and replaced with “Tekmira Pharmaceuticals Corporation” or “TEKMIRA”, as applicable.

3.           Defined Terms.

3.1           Section 1.1.4 of the Restated Agreement is amended in its entirety to read as follows:

1.1.4           “Agreement” means the Restated Agreement, all amendments and supplements to the Restated Agreement (including, without limitation, Amendment No. 1) and all exhibits and schedules to the forgoing.

3.2           Section 1.1.44 of the Restated Agreement is amended in its entirety to read as follows:

1.1.44                      “Hana Intellectual Property” means:

(a)           all Intellectual Property Rights patents and patent applications (whether complete or incomplete or whether filed or unfiled), including registrations, in any jurisdiction world-wide, as well as any patents and patent applications owned or Controlled by Hana; and

(b)           all Confidential Information owned or Controlled by Hana at any time during the Term of this Agreement

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)           “Controlled” for purposes of this Section 1.1.44 means that Hana has the ability to grant a license to TEKMIRA with respect to such Intellectual Property Rights, patents, patent applications and Confidential Information, and shall exclude, for clarity any Intellectual Property acquired or licensed by Hana during the term of this Agreement from a Third Party.

3.3           Section 1.1.56 of the Restated Agreement is amended in its entirety to read as follows:

1.1.56                      “Licensing/Sublicensing Revenue” means all transaction closing payments, milestone payments, license fees and any other pre-Commercialization payments (excluding royalties, sales revenue, sales commissions and any monies and proceeds derived from the sale of licensed or sublicensed Product) collected or received by Hana or its Affiliates pursuant to each License or Sublicense with any Third Party (excluding, for clarity, any Affiliate of Hana) to the extent received in consideration for sublicensing, or licensing, as applicable:

(a)           the Technology (which, for clarity, excludes “Technology” sublicensed to Hana under the UBC Sublicense Agreement as such term is defined therein);

(b)           the Licensed Patents (which, for clarity, excludes “Technology” sublicensed to Hana under the UBC Sublicense Agreement as such term is defined therein); and/or

(c)           the Assigned Patents.

Except as otherwise expressly provided below, “Licensing/Sublicensing Revenue” shall not include:

(d)           any loan or other debt financing instrument issued to Hana or an Affiliate by a Licensee or Sublicensee, except to the extent that the interest charged for such loan or other debt instrument is less than Fair Market Value (in which case only such difference between the interest rate charged to Hana or its Affiliate and the interest rate at Fair Market Value shall constitute Licensing/Sublicensing Revenue) or to the extent that the principal of a loan or other debt instrument is forgiven (in which case only such forgiven amount shall constitute Licensing/Sublicensing Revenue); or

(e)           any equity investment in Hana or an Affiliate by a Licensee or Sublicensee, or equity of the Licensee or Sublicensee, except to the extent that such investment is made at greater than Fair Market Value measured at the time the shares, options or other securities evidencing any such investment are granted (in which case only the excess premium shall constitute Licensing/Sublicensing Revenue).  For the purposes of this Section, if the shares of either Hana, its Affiliate or its Licensee or Sublicensee are not listed on any stock exchange, the Fair Market Value shall be based on the price at which shares of either Hana, its Affiliate or its Licensee or Sublicensee, as the case may be, have been issued to investors (who are not industry-related strategic investors or collaborative research partners) in the then most recent bona fide arm’s length private placement financing completed within the preceding twelve (12) months having gross proceeds of at least Ten Million Dollars ($10,000,000).  If no such private placement financing has been completed, the Parties shall appoint a mutually acceptable Person as an independent evaluator, and if the Parties cannot agree on an evaluator, the Fair Market Value shall be determined as provided in Article 13;

(f)           an exchange of rights, assets, liabilities or other interest of any kind, except to the extent that the economic benefit conferred upon Hana or its Affiliates by reason of such exchange exceeds the Fair Market Value of the consideration which would have been paid by Hana or its Affiliates for such rights, assets, liabilities or interests, as determined by: (i) the mutual agreement of the Parties following the application of U.S. GAAP, or failing mutual agreement; (ii) the binding decision of an arbitrator pursuant to the procedures set forth in Article 13; and

(g)           any amounts paid:  (1) as reimbursements of actual costs reasonably incurred including patent prosecution and maintenance costs; (2) withholding taxes and other amounts actually withheld from or deducted against the amounts paid to such party; (3) for the supply of goods or materials to the extent any payment for the supply of goods or materials does not exceed the Fair Market Value for comparable goods or materials supplied, (4) as royalties or otherwise based upon the sale of such Product (including the profit on supply of Products or materials for commercial sale), (5) for research, development, or other services, to the extent such payments do not exceed the Fair Market Value of such activities, and Eligible Expenses, or (6) for any permitted assignment of this Agreement, or for an agreement to assign this Agreement, in either case to the extent such assignment is, or will be, resulting from the sale of substantially all of the business or assets of Hana, whether by merger, sale of stock, sale of assets or otherwise; provided, however, that any amounts paid for any permitted assignment of this Agreement to any Third Party or for an agreement to assign this Agreement to any Third Party, which does not result from the sale of substantially all of the business or assets of Hana, whether by merger, sale of stock, sale of assets or otherwise, shall constitute Licensing/Sublicensing Revenue.  For the avoidance of doubt, and without limiting the generality of the foregoing, “Licensing/Sublicensing Revenue” shall include any Development funding in excess of the Fair Market Value of such activities.

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Eligible Expenses” of a Party means (i) the documented costs and expenses reasonably incurred by such Party or its Affiliates in performing such Party’s or its Affiliate’s responsibilities under a License or Sublicense with respect to Products; (ii) documented costs and expenses reasonably incurred by such Party or its Affiliates in performing any other research, development, and manufacture of Products (including prior to the date of the License or Sublicense); and (iii) a reasonable amount for the costs and expenses that a Party expects to incur, but has not yet incurred, in the performance of its responsibilities under any agreement with a Sublicensee or Licensee; to the extent that (i), (ii) and (iii) do not include a premium in excess of Hana’s costs, whether such costs are measured (a) as a market FTE rate, (b) as a project cost, (c) as a pass-through cost, or (d) as costs incurred in Development.

To the extent Licensing/Sublicensing Revenue represents an unallocated combined payment for both a License and/or Sublicense of the Patents and/or Technology as well as other intellectual property, undertakings or subject matter, proceeds from such licensing and/or sublicensing arrangement for calculating payments due to Tekmira shall be reasonably allocated by agreement of the Parties between such Patents and/or Technology and such other intellectual property, undertakings or subject matter.

If a dispute between the parties arises as to the amount of the Licensing/Sublicensing Revenue above, then, upon written notice by either party to the other, such dispute shall be referred to resolution by final, binding arbitration as described in Article 13 of the Agreement.

4.           Licensing and Sublicensing

Section 2.4.2(h) of the Restated Agreement is amended in its entirety to read as follows:

(h)
within ten (10) Business Days after execution of each License or Sublicense, as the case may be, Hana shall provide Tekmira with a copy thereof, without redaction of any financial terms of each License or Sublicense.  The terms of each License or Sublicense Agreement shall be deemed to constitute “Confidential Information” of Hana for all purposes of this Agreement, and Tekmira shall not disclose the information contained in such Sublicense or License Agreement to any Third Party except to the University of British Columbia and as authorized pursuant to Article 10 of this Agreement.

5.           Development Efforts

Section 4.2.2 of the Restated Agreement is amended in its entirety to read as follows:

4.2.2 Hana will provide Tekmira with written reports every six (6) months, on or before June 30 and December 31 of each and every year, beginning June 30, 2009, to keep Tekmira fully informed of the progress of the Development of each Product, all of which semi-annual Development reports shall contain, on a Product by Product basis, a reasonably detailed accounting of Sublicensing Revenues received by Hana or its Affiliate during the six (6) month period covered by such Development report.

6.           Sphingosomal Vincristine.

6.1           Section 3.1.1(b) of the Restated Agreement is amended in its entirety to read as follows:

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
[***] Dollars ($[***]) within ten (10) days following Hana’s receipt of the approval by the FDA of the Sphingosomal Vincristine NDA, which payment shall be made by Hana issuing to TEKMIRA a number of additional shares of Common Stock determined by dividing [***] Dollars ($[***]) by the FMV as of the date of such approval; provided however, if a Regulatory Submission equivalent to an NDA is approved in any of the Designated EU States before the Sphingosomal Vincristine NDA is approved by the FDA, [***] ([***]) the milestone payment due under this Section 3.1.1(b) will be paid by Hana to TEKMIRA immediately upon the approval of that equivalent filing in any of the Designated EU States, and the remaining balance will be paid by Hana to TEKMIRA immediately upon the approval of the Sphingosomal Vincristine NDA  by the FDA.

6.2           Section 3.1.2 of the Restated Agreement is amended in its entirety to read as follows:

3.1.2           Royalties

Hana shall pay royalties to TEKMIRA based on [***] Net Sales of Sphingosomal Vincristine as follows:

(a)
With respect to Net Sales made by of Hana and/or its Affiliates only (the “Hana Net Sales”) of Sphingosomal Vincristine in the United States , a royalty no greater than [***] percent ([***]%) of Hana Net Sales comprised of the sum of one or more of the following percentages: (i) [***] percent ([***]%) of Hana Net Sales in consideration of Patents if the Product sold is embraced within any Valid Claim under the Patents in the United States; (ii) [***] percent ([***]%) of Hana Net Sales in consideration of, and during any period of Product exclusivity provided by the laws of the United States of America, including but not limited to marketing exclusivity in the form of data exclusivity, pediatric exclusivity, and orphan drug designation exclusivity; and (iii) [***] percent ([***]%) of Hana Net Sales in consideration of  Technology; provided, however, that the total royalty paid shall be limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales up to, and including, [***] Dollars ($[***]), and limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales exceeding [***] Dollars ($[***]);

(b)
With respect to Hana Net Sales of Sphingosomal Vincristine in each country of the Territory other than the United States, a royalty of [***] percent ([***]%) of Hana Net Sales in consideration of Patents and Technology; provided, however, that the total royalty paid shall be limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales up to, and including, [***] Dollars ($[***]), and increased to [***] percent ([***]%) on that portion of [***] Hana Net Sales in excess of [***] Dollars ($[***]);

(c)
With respect to Net Sales in the United States made by Hana’s Licensees and Sublicensees only (the “Licensee/Sublicensee Net Sales”) of Sphingosomal Vincristine, a royalty equal to the lesser of (1) [***] percent ([***]%) of the royalty received by Hana on Licensee/Sublicensee Net Sales in the United States pursuant to a License and/or Sublicense, as applicable, and (2) the royalty rate set forth in Section 3.1.2(a) above with respect to Hana Net Sales in the United States as applied to Licensee/Sublicensee Net Sales of Sphingosomal Vincristine in the United States; and

(d)
With respect to Licensee/Sublicensee Net Sales of Sphingosomal Vincristine in each country of the Territory other than the United States, a royalty equal to the lesser of (1) [***] percent ([***]%) of the royalty received by Hana on Licensee/Sublicensee Net Sales pursuant to a License and/or Sublicense, as applicable, in each country of the Territory other than the United States, and (2) the royalty rate set forth in Section 3.1.2(b) above with respect to Hana Net Sales in each country of the Territory other than the United States as applied to Licensee/Sublicensee Net Sales of Sphingosomal Vincristine in each country of the Territory other than the United States.

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3           Sections 3.1.3 and 3.1.4 of the Restated Agreement is amended in its entirety to read as follows:

3.1.3           Generic Competition

If, during a given calendar year, there is sale of a generic Sphingosomal Vincristine or sale of an approved equivalent to Sphingosomal Vincristine (collectively, “Approved Sphingosomal Vincristine Equivalents”) in any country in the Territory, then, for such country, the total amount of royalties payable to TEKMIRA for the Hana Net Sales of Sphingosomal Vincristine in such country during such calendar year will be reduced to [***] percent ([***]%) of the royalties payable to TEKMIRA pursuant to Section 3.1.2(a) and 3.1.2(b) for such calendar year, in such country.

3.1.4           Deductions:

Notwithstanding the schedule of royalty payments set forth in Sections 3.1.2(a) and 3.1.2(b), Hana shall be entitled to deduct from such Sphingosomal Vincristine royalty obligations owed by Hana to TEKMIRA set forth in Sections 3.1.2(a) and 3.1.2(b), an amount equal to [***] percent ([***]%) of the research and development expenses Hana incurs in connection with the Development of Sphingosomal Vincristine (the “Sphingosomal Vincristine R&D Expenses”); provided however, that such deduction shall not exceed the lesser of:

(a)                [***] Dollars ($[***]); or

(b)                [***] Dollars ($[***]) per patient treated in a Registrational Clinical Trial;

provided further, however, that such deduction for Sphingosomal Vincristine R&D Expenses shall not exceed [***] percent ([***]%) of the royalty amount otherwise payable by Hana to TEKMIRA for Sphingosomal Vincristine set forth in Section 3.1.2(a) or 3.1.2(b), as applicable, in each calendar year, provided that Hana shall be entitled to carry over into succeeding years any amount of Sphingosomal Vincristine R&D Expenses that were ineligible for deduction as a result of such limitation. All Sphingosomal Vincristine R&D Expenses shall be subject to audits by TEKMIRA using reasonable and customary audit procedures in order to verify the amounts thereof.

7.           Sphingosomal Vinorelbine

7.1           Section 3.2.1(b) and Section 3.2.1(c) of the Restated Agreement are amended in their entirety to read as follows:

3.2.1           Milestone Payments:

Hana shall pay to TEKMIRA milestone payments in respect of Sphingosomal Vinorelbine as follows:

(b)
[***] Dollars ($[***]) within ten (10) days following the FDA’s acceptance for review of an NDA submission by Hana relating to Sphingosomal Vinorelbine (the “Sphingosomal Vinorelbine NDA”), which payment shall be satisfied by Hana issuing to TEKMIRA a number of additional shares of Common Stock determined by dividing [***] Dollars ($[***]) by the FMV as of the Sphingosomal Vinorelbine NDA filing date; provided however, if a Regulatory Submission equivalent to an NDA is accepted in any of the Designated EU States before the Sphingosomal Vinorelbine NDA is accepted, then [***] ([***]) the milestone payment due under this Section 3.2.1(b) will be paid by Hana to TEKMIRA immediately upon the acceptance of that equivalent filing in any of the Designated EU States, and the remaining balance will be paid by Hana to TEKMIRA immediately upon the acceptance of the Sphingosomal Vinorelbine NDA by the FDA; and

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
[***] Dollars ($[***]) upon the approval by the FDA a Sphingosomal Vinorelbine NDA, which payment shall be made by Hana issuing to TEKMIRA a number of additional shares of Common Stock determined by dividing [***] Dollars ($[***]) by the FMV as of the date of such FDA approval; provided however, if a Regulatory Submission equivalent to an NDA is approved in any of the Designated EU States before an NDA relating to Sphingosomal Vinorelbine is approved by the FDA, [***] the milestone due under this Section 3.2.1(c) will be paid by Hana to TEKMIRA immediately upon approval of that equivalent filing and the remaining balance will be paid by Hana to TEKMIRA immediately upon the approval of an NDA relating to Sphingosomal Vinorelbine by the FDA.

7.2           Section 3.2.2 of the Restated Agreement is amended in its entirety to read as follows:

3.2.2           Royalties

Hana shall pay to TEKMIRA royalty payments based on [***] Net Sales of Sphingosomal Vinorelbine as follows:

(a)
With respect to Hana Net Sales of Sphingosomal Vinorelbine in the United States, a royalty no greater than [***] percent ([***]%) of Hana Net Sales comprised of the sum of one or more of the following percentages: (i) [***] percent ([***]%) of Hana Net Sales in consideration of Patents if the Product sold is embraced within any Valid Claim under the Patents in the United States; (ii) [***] percent ([***]%) of Hana Net Sales in consideration of, and during any period of Product exclusivity provided by the laws of the United States of America, including but not limited to marketing exclusivity in the form of data exclusivity, pediatric exclusivity, and orphan drug designation exclusivity; and (iii) [***] percent ([***]%) of Hana Net Sales in consideration of  Technology; provided, however, that the total royalty paid shall be limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales up to, and including, [***] Dollars ($[***]), and limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales exceeding [***] Dollars ($[***]);

(b)
With respect to Hana Net Sales of Sphingosomal Vinorelbine in each country of the Territory other than the United States, a royalty of [***] percent ([***]%) of Hana Net Sales in consideration of Patents and Technology; provided, however, that the total royalty paid shall be limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales up to, and including, [***] Dollars ($[***]), and increased to [***] percent ([***]%) on that portion of [***] Hana Net Sales in excess of [***] Dollars ($[***]);

(c)
With respect to Licensee/Sublicensee Net Sales of Sphingosomal Vinorelbine in the United States, a royalty equal to the lesser of (1) [***] percent ([***]%) of the royalty received by Hana on Licensee/Sublicensee Net Sales in the United States pursuant to a License Agreement and/or Sublicense, as applicable, and (2) the royalty rate set forth in Section 3.2.2(a) above with respect to Hana Net Sales in the United States as applied to Licensee/Sublicensee Net Sales of Sphingosomal Vinorelbine in the United States; and

(d)
With respect to Licensee/Sublicensee Net Sales of Sphingosomal Vinorelbine in each country of the Territory other than the United States, a royalty equal to the lesser of (1) [***] percent ([***]%) of the  royalty received by Hana on Licensee/Sublicensee Net Sales pursuant to a License Agreement and/or Sublicense, as applicable, in each country of the Territory other than the United States, and (2) the royalty rate set forth in Section 3.2.2(b) above with respect to Hana Net Sales in each country of the Territory other than the United States as applied to Licensee/Sublicensee Net Sales of Sphingosomal Vinorelbine in each country of the Territory other than the United States.

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.3           Sections 3.2.3 and 3.2.4 of the Restated Agreement is amended in its entirety to read as follows:

3.2.3           Generic Competition

If, during a given calendar year, there is sale of a generic Sphingosomal Vinorelbine or sale of an approved equivalent to Sphingosomal Vinorelbine (collectively, “Approved Sphingosomal Vinorelbine Equivalents”) in any country in the Territory, then, for such country, the total amount of royalties payable to TEKMIRA for the Hana Net Sales of Sphingosomal Vinorelbine in such country during such calendar year will be reduced to [***] percent ([***]%) of the royalties payable to TEKMIRA pursuant to Section 3.2.2(a) and 3.2.2(b) for such calendar year, in such country.

3.2.4           Deductions:

Notwithstanding the schedule of royalty payments set forth in Sections 3.2.2(a) and 3.2.2(b), Hana shall be entitled to deduct from such Sphingosomal Vinorelbine royalty obligations owed by Hana to TEKMIRA set forth in Sections 3.2.2(a) and 3.2.2(b), an amount equal to [***] percent ([***]%) of the research and development expenses Hana incurs in connection with the Development of Sphingosomal Vinorelbine (the “Sphingosomal Vinorelbine R&D Expenses”); provided however, that such deduction shall not exceed the lesser of:

(a)           [***] Dollars ($[***]); or

(b)           [***] Dollars ($[***]) per patient treated in a Registrational Clinical Trial;

provided further, however, that such deduction for Sphingosomal Vinorelbine R&D Expenses shall not exceed [***] percent ([***]%) of the royalty amount otherwise payable by Hana to TEKMIRA for Sphingosomal Vinorelbine set forth in Section 3.2.2(a) or 3.2.2(b), as applicable, in each calendar year, provided that Hana shall be entitled to carry over into succeeding years any amount of Sphingosomal Vinorelbine R&D Expenses that were ineligible for deduction as a result of such limitation. All Sphingosomal Vinorelbine R&D Expenses shall be subject to audits by TEKMIRA using reasonable and customary audit procedures in order to verify the amounts thereof.

7.4           The milestone payment set forth in Section 3.3.1(a) shall be deleted and Section 3.3.1 of the Restated Agreement is amended in its entirety to read as follows:

3.3.1           Milestone Payments:

Hana shall pay to TEKMIRA milestones payments in respect of Sphingosomal Topotecan as follows:

(a)	Deleted.

(b)
[***] Dollars ($[***]) within ten (10) days following the FDA’s acceptance for review of an NDA submission by Hana relating to Sphingosomal Topotecan (the “Sphingosomal Topotecan NDA”), which payment shall be satisfied by Hana issuing to TEKMIRA a number of additional shares of Common Stock determined by dividing [***] Dollars ($[***]) by the FMV as of the Sphingosomal Topotecan NDA filing date; provided however, if a Regulatory Submission equivalent to an NDA is accepted in any of the Designated EU States before the Sphingosomal Topotecan NDA is accepted, then [***] ([***]) the milestone payment due under this Section 3.3.1(b) will be paid by Hana to TEKMIRA immediately upon the acceptance of that equivalent filing in any of the Designated EU States, and the remaining balance will be paid by Hana to TEKMIRA immediately upon the acceptance of the Sphingosomal Topotecan NDA by the FDA; and

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
[***] Dollars ($[***]) upon the approval by the FDA of a Sphingosomal Topotecan NDA, which payment shall be made by Hana issuing to TEKMIRA a number of additional shares of Common Stock determined by dividing [***] Dollars ($[***]) by the FMV as of the date of such FDA approval; provided however, if a Regulatory Submission equivalent to an NDA is approved in any of the Designated EU States before an NDA relating to Sphingosomal Topotecan is approved by the FDA, [***] the milestone due under this Section 3.3.1(c) will be paid by Hana to TEKMIRA immediately upon approval of that equivalent filing and the remaining balance will be paid by Hana to TEKMIRA immediately upon the approval of an NDA relating to Sphingosomal Topotecan by the FDA.

7.5           Section 3.3.2 of the Restated Agreement is amended in its entirety to read as follows:

3.3.2           Royalties

Hana shall pay to TEKMIRA royalty payments based on [***] Net Sales of Sphingosomal Topotecan as follows:

(a)
With respect to Hana Net Sales of Sphingosomal Topotecan in the United States, a royalty no greater than [***] percent ([***]%) of Hana Net Sales comprised of the sum of one or more of the following percentages: (i) [***] percent ([***]%) of Hana Net Sales in consideration of Patents if the Product sold is embraced within any Valid Claim under the Patents in the United States; (ii) [***] percent ([***]%) of Hana Net Sales in consideration of, and during any period of Product exclusivity provided by the laws of the United States of America, including but not limited to marketing exclusivity in the form of data exclusivity, pediatric exclusivity, and orphan drug designation exclusivity; and (iii) [***] percent ([***]%) of Hana Net Sales in consideration of  Technology; provided, however, that the total royalty paid shall be limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales up to, and including, [***] Dollars ($[***]), and limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales exceeding [***] Dollars ($[***]);

(b)
With respect to Hana Net Sales of Sphingosomal Topotecan in each country of the Territory other than the United States, a royalty of [***] percent ([***]%) of Hana Net Sales in consideration of Patents and Technology; provided, however, that the total royalty paid shall be limited to [***] percent ([***]%) on that portion of [***] Hana Net Sales up to, and including, [***] Dollars ($[***]), and increased to [***] percent ([***]%) on that portion of [***] Hana Net Sales in excess of [***] Dollars ($[***]);

(c)
With respect to Licensee/Sublicensee Net Sales of Sphingosomal Topotecan in the United States, a royalty equal to the lesser of (1) [***] percent ([***]%) of the royalty received by Hana on Licensee/Sublicensee Net Sales in the United States pursuant to a License Agreement and/or Sublicense, as applicable, and (2) the royalty rate set forth in Section 3.3.2(a) above with respect to Hana Net Sales in the United States as applied to Licensee/Sublicensee Net Sales of Sphingosomal Topotecan in the United States; and

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)
With respect to Licensee/Sublicensee Net Sales of Sphingosomal Topotecan in each country of the Territory other than the United States, a royalty equal to the lesser of (1) [***] percent ([***]%) of the royalty received by Hana on Licensee/Sublicensee Net Sales pursuant to a License Agreement and/or Sublicense, as applicable, in each country of the Territory other than the United States, and (2) and the royalty rate set forth in Section 3.3.2(b) above with respect to Hana Net Sales in each country of the Territory other than the United States as applied to Licensee/Sublicensee Net Sales of Sphingosomal Topotecan in each country of the Territory other than the United States.

7.6           Sections 3.3.3 and 3.3.4 of the Restated Agreement is amended in its entirety to read as follows:

                      3.3.3           Generic Competition

If, during a given calendar year, there is sale of a generic Sphingosomal Topotecan or sale of an approved equivalent to Sphingosomal Topotecan (collectively, “Approved Sphingosomal Topotecan Equivalents”) in any country in the Territory, then, for such country, the total amount of royalties payable to TEKMIRA for the Hana Net Sales of Sphingosomal Topotecan in such country during such calendar year will be reduced to [***] percent ([***]%) of the royalties payable to TEKMIRA pursuant to Section 3.3.2(a) and 3.3.2(b) for such calendar year, in such country.

3.3.4           Deductions:

Notwithstanding the schedule of royalty payments set forth in Sections 3.3.2(a) and 3.3.2(b), Hana shall be entitled to deduct from such Sphingosomal Topotecan royalty obligations owed by Hana to TEKMIRA set forth in Sections 3.3.2(a) and 3.3.2(b), an amount equal to [***] percent ([***]%) of the research and development expenses Hana incurs in connection with the Development of Sphingosomal Topotecan (the “Sphingosomal Topotecan R&D Expenses”); provided however, that such deduction shall not exceed the lesser of:

(a)           [***] Dollars ($[***]); or

(b)           [***] Dollars ($[***]) per patient treated in a Registrational Clinical Trial;

provided further, however, that such deduction for Sphingosomal Topotecan R&D Expenses shall not exceed [***] percent ([***]%) of the royalty amount otherwise payable by Hana to TEKMIRA for Sphingosomal Topotecan set forth in Section 3.3.2(a) or 3.3.2(b), as applicable, in each calendar year, provided that Hana shall be entitled to carry over into succeeding years any amount of Sphingosomal Topotecan R&D Expenses that were ineligible for deduction as a result of such limitation. All Sphingosomal Topotecan R&D Expenses shall be subject to audits by TEKMIRA using reasonable and customary audit procedures in order to verify the amounts thereof.

8.           Sections 3.6.1, 3.6.2 and 3.6.3 of the Restated Agreement are amended in their entirety to read as follows:

3.6.1           Hana shall pay to Tekmira a percentage of Sphingosomal Vincristine Licensing/Sublicensing Revenue as follows:

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)           [***] percent ([***]%) of Licensing/Sublicensing Revenue received by Hana or its Affiliate as initial license fees (an “Upfront Payment”) for any Sphingosomal Vincristine Product Licensed or Sublicensed by Hana or its Affiliate to a Third Party; and

(b)           [***] percent ([***]%) of Licensing/Sublicensing Revenue, other than Upfront Payment(s) (“Milestone Payments”), for any Sphingosomal Vincristine Product Licensed or Sublicensed by Hana or its Affiliate to a Third Party.

3.6.2           Hana shall pay to Tekmira a percentage of Sphingosomal Vinorelbine Licensing/Sublicensing Revenue as follows:

(a)           [***] percent ([***]%) of Upfront Payment(s) for any Sphingosomal Vinorelbine Product Licensed or Sublicensed by Hana or its Affiliate to a Third Party; and

(b)           [***] percent ([***]%) of Milestone Payments for any Sphingosomal Vinorelbine Product Licensed or Sublicensed by Hana or its Affiliate to a Third Party.

3.6.3           Hana shall pay to Tekmira a percentage of Sphingosomal Topotecan Licensing/Sublicensing Revenue as follows:

(a)           [***] percent ([***]%) of Upfront Payment(s) for any Sphingosomal Topotecan Product Licensed or Sublicensed by Hana or its Affiliate to a Third Party; and

(b)           [***] percent ([***]%) of Milestone Payments for any Sphingosomal Topotecan Product Licensed or Sublicensed by Hana or its Affiliate to a Third Party.

9.           Section 3.6.4 shall be amended to read in its entirety as follows:

3.6.4           Notwithstanding anything to the contrary contained in this Section 3.6, Hana shall have no obligation to pay to TEKMIRA its respective share of any such Licensing/Sublicensing Revenue unless and until Hana actually receives such Licensing/Sublicensing Revenue from its Licensee or Sublicensee.  For clarity, the payments made by Hana to TEKMIRA pursuant to Sections 3.6.1, 3.6.2 and 3.6.3 shall be in lieu of, and not in addition to, the milestone payments described in subparagraphs 3.1.1, 3.2.1 and 3.3.1 above, such that Hana shall owe TEKMIRA the milestone payments pursuant to Sections 3.1.1, 3.2.1 and 3.3.1 if Hana has not entered into a License/Sublicense Agreement and itself achieves the milestones set forth in Sections 3.1.1, 3.2.1 and 3.3.1 with respect to a Product OR Hana shall owe TEKMIRA the milestone payments pursuant to Section 3.6.1, 3.6.2 and 3.6.3 if Hana has entered into a License/Sublicense Agreement with respect to a Product.  By way of non-limiting example, if Hana has entered into a License or Sublicense with respect to Sphingosomal Vinorelbine (a “Vinorelbine Sublicense”), and pursuant to such Vinorelbine Sublicense Hana receives a milestone payment of $[***] upon approval by the FDA of an NDA relating to Sphingosomal Vinorelbine (the “NDA Approval Milestone”) and such milestone payment is considered Licensing/Sublicensing Revenue pursuant to this Agreement, Hana would not owe TEKMIRA the $[***] milestone payment set forth in Section 3.2.1(c) in addition to the $[***] of Licensing/Sublicensing Revenue owed pursuant to Section 3.6.2 above ([***]% of the milestone Hana receives as Licensing/Sublicensing Revenue pursuant to the applicable License/Sublicense Agreement), but instead would owe TEKMIRA only $[***] with respect to the NDA Approval Milestone.  Similarly, if Hana has entered into a Vinorelbine Sublicense, and pursuant to such Vinorelbine Sublicense Hana does receive an NDA Approval Milestone, Hana would not owe TEKMIRA the $[***] milestone payment set forth in Section 3.2.1(c), but instead would owe TEKMIRA [***]% of the milestone payment received by Hana for such NDA Approval Milestone from the Licensee or Sublicensee, as applicable, under the Vinorelbine Sublicense and falling within the definition of Licensing/Sublicensing Revenue generated pursuant to such Vinorelbine Sublicense.

10.           A new Section 10.2.3 shall be added and shall read in its entirety as follows:

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.2.3                      Nondisclosure of Terms.  Except for either Party’s right to disclose the terms of this Agreement to the University of British Columbia and to [***], each of the Parties hereto agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other party hereto; provided that a Party may disclose the terms of this Agreement without such consent to such party’s attorneys, advisors or investors on a need to know basis, to Third Parties in connection with due diligence or similar investigations by such Third Parties, and to potential Third Party investors in confidential financing documents; in each case, under circumstances that reasonably ensure the confidentiality and appropriately restricted use thereof, or to the extent required by law.

11.           A new sentence shall be added at the end of Section 14.4.1 and shall read in its entirety as follows:

Notwithstanding the forgoing, in the event of a dispute with respect to the existence of a breach and/or default under this Agreement, the cure periods set forth in this Section 14.4.1 shall be tolled until such time as the dispute is resolved pursuant to Article 13 hereof.

12.           Section 15.2 of the Restated Agreement is amended in its entirety to read as follows:

          15.2                      Assignment.  Neither Party may assign this Agreement in whole or in part without the prior written consent of the other Party, provided that, (i) either Party may assign this Agreement in whole or in part to an entity that is an Affiliate so long as such entity is an Affiliate at the time of such assignment, without such consent, and (ii) either Party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains (whether by merger, reorganization, amalgamation, acquisition, sale or otherwise), and agrees in writing to be bound by the terms and conditions of this Agreement.  The terms and conditions shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties.   Any permitted assignee shall assume all obligations of its assignor under this Agreement.  No assignment shall relieve any Party of responsibility for the performance of any accrued obligation that such Party then has under this Agreement.  If either Party is acquired by another entity, the intellectual property rights of the acquiring entity shall not be included in the technology licensed to the other Party hereunder.

13.           Covenant.

12.1           As of the date hereof, the Parties have entered into that certain Acknowledgement Agreement (the “Acknowledgement”) with UBC regarding an amendment to the UBC Sublicense Agreement, which amendment shall (a)conform the provisions of the UBS Sublicense Agreement to those set forth in this Amendment, and (b) clarify that Tekmira shall be entitled to receive from Hana milestone payments, a percentage of Licensing/Sublicensing Revenue and royalties, as applicable, pursuant to either the Agreement, as amended hereby, or the UBC Sublicense, but in no event shall Hana be required to make duplicate payments under both agreements with respect to any transaction triggering such payment.  The Parties agree that within thirty (30) days of the Amendment No. 1 Effective Date, (a) the Parties shall execute an amendment of the UBC Sublicense Agreement as contemplated by this Amendment and the Acknowledgement, and (b) the Parties and UBC shall execute a new tripartite consent agreement by and among UBC, Hana and Tekmira consenting to such amendment to the UBC Sublicense.

12.2           The Parties further acknowledge that, pursuant to this Amendment No. 1, Hana has no obligation to Tekmira to make the payment to Tekmira as set forth in Section 3.3.1(a) of the Restated Agreement.

14.           Miscellaneous.  Except as specifically modified or amended hereby, the Restated Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved.  Notwithstanding the foregoing, to the extent any terms of this Amendment No. 1 conflict with the terms of the Restated Agreement, the terms of this Amendment shall govern.  No provision of this Amendment No. 1 may be modified or amended except expressly in a writing signed by both Parties nor shall any terms be waived except expressly in a writing signed by the Party charged therewith.

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 in duplicate originals by their duly authorized representatives as of the Amendment No. 1 Effective Date.

HANA BIOSCIENCES, INC.		TEKMIRA PHARMACEUTICALS CORPORATION

By:	/s/ Steven R. Deitcher	By:	/s/ Ian Mortimer
Name:	Steven R. Deitcher	Name:	Ian Mortimer
Title:	President and Chief Executive Officer	Title:	Chief Financial Officer

TEKMIRA PHARMACEUTICALS CORPORATION
By:	/s/ Mark J. Murray
Name:	Mark J. Murray
Title:	President and Chief Executive Officer